EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q (the “Report”) of Wescorp Energy Inc. (the “Company”) for the quarter ended September 30, 2007, each of the undersigned Doug Biles, the Chief Executive Officer of the Company, and Terry Mereniuk, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2007	/s/ Doug Biles
Doug Biles, Chief Executive Officer

Dated: November 19, 2007	/s/ Terry Mereniuk
Terry Mereniuk, Chief Financial Officer